SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 15, 1997


                    Structured Asset Securities Corporation,
            Mortgage Pass-Through Certificates, Series 1997-01 Trust
             (Exact name of registrant as specified in its charter)


New York (governing law
of Pooling and
Servicing Agreement)                033-99598-03             52-2021025
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation or organization)   File Number              Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On August 15, 1997, a distribution was made to holders of Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1997-01 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1997-01 Trust, relating to the August 15, 1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


        Structured Asset Securities Corporation, Mortgage Pass-
               Through Certificates, Series 1997-01 Trust
                       (Registrant)

                         By:  Norwest Bank of Minnesota, N.A.
                              as Trustee
                         By:  /s/Sherri J. Sharps
                       Name:  Sherri J. Sharps
                      Title:  Vice President
                       Date:  August 29, 1997


                                INDEX TO EXHIBITS


Exhibit Number                       Description

EX-99.1        Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,   Series  1997-01  Trust,  relating  to  the August
               15, 1997, distribution.